SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 4, 2003
                        (Date of earliest event reported)

  Commission     Registrant; State of Incorporation;     I.R.S. Employer
  File Number       Address; and Telephone Number       Identification No.

    1-2680      COLUMBUS SOUTHERN POWER COMPANY             31-4154203
                (An Ohio Corporation)
                1 Riverside Plaza
                Columbus, Ohio 43215
                Telephone (614) 716-1000


Item 5.  Other Events and Regulation FD Disclosure.

   Columbus Southern Power Company ("CSPCo") and its affiliate, Ohio Power Company ("OPCo"), are reviewing their plans for compliance with Ohio's electric restructuring law (the "Ohio Act"). Both companies currently operate as functionally separated electric utility companies and no longer charge bundled rates for retail sales of electricity. The Ohio Act provides for the legal separation of generation assets from electric transmission and distribution assets. CSPCo and OPCo have sought regulatory approval to legally separate their transmission and distribution assets from their generation-related assets pursuant to the Ohio Act and to transfer the transmission and distribution assets to a to-be-formed affiliate company. However, CSPCo and OPCo are currently determining the regulatory feasibility of compliance with the Ohio Act through continued functional separation. Assuming regulatory compliance, CSPCo and OPCo will continue to operate as functionally separated electric utility companies.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          COLUMBUS SOUTHERN POWER COMPANY

                               By: /s/ A. A. Pena
                                Name: A. A. Pena
                                Title: Treasurer

February 4, 2003